Exhibit 10.13



                                 Amendment No. 1

                           Effective: October 1, 1997

                                     to the

                                Policy Life Cycle

                               Services Agreement

                                 by and between

           INSpire Insurance Solutions, Inc., formally known as
                Millers Integrated Claims Resources, Inc.,
                                   ("INSpire")

                                       and

                       Millers Casualty Insurance Company

                                  ("Customer")

WHEREAS, INSpire and Customer have entered into this Agreement for the administration of certain insurance policies to be issued by Customer;

WHEREAS, Customer desires to have INSpire provide additional services;

WHEREAS, the parties, as a result, have agreed to amend this Agreement;

NOW, THEREFORE, Customer and INSpire hereby agree that, effective October 1, 1997, that the fees for Policy Life Cycle Services hereunder shall be increased to 6.25% of Direct Written Premium subject to a $56.00 per policy minimum. The parties further agree that effective October 1, 1997, INSpire will provide underwriting services for said policies according to Customer's defined underwriting rules.

The provisions of this Agreement shall remain otherwise unchanged.

INSpire and Customer certify by their undersigned authorized agent that they have read this amendment and agree to be bound by its terms and conditions.

INSpire Insurance Solutions, Inc.  Millers Casualty Insurance Co.


By:    /s/ Jeffrey W. Robinson          By:    /s/ Joy J. Keller
       -----------------------------           --------------------------------

Name:  Jeffrey W. Robinson              Name:  Joy J. Keller
       -----------------------------           --------------------------------

Title: Executive Vice President         Title: Executive Vice President and CFO
       -----------------------------           --------------------------------

Date:  December 31, 1997                Date:  December 31, 1997
       -----------------------------           --------------------------------